Exhibit 99.2

Clearwater Paper Corporationthird quarter 2016Supplemental Information   Linda Massman President, Chief Executive Officer and DirectorJohn HertzSenior Vice President Finance and Chief Financial Officer  10/20/16

Forward-Looking Statements  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding financial models; the costs, timing and benefits associated with strategic capital investments and operational improvements; segment, corporate and consolidated outlook for Q4 2016; production; revenue; product volumes shipped; product pricing and sales mix; pulp and wood fiber costs and supply; chemical costs; operational and packaging supply costs; transportation costs; energy costs; cost and timing of major maintenance and repairs; cost of wages and benefits; selling, general, and administrative expenses; corporate expenses; estimated Q4 2016 EBITDA and adjusted EBITDA. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors in North America and abroad;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;changes in customer product preferences and competitors' product offerings;the loss of or changes in prices in regards to a significant customer;cyclical industry conditions;changes in the cost and availability of wood fiber and wood pulp;inability to successfully implement our operational efficiencies and expansion strategies;changes in transportation costs and disruptions in transportation services;customer acceptance, timing and quantity of purchases of our tissue products;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;environmental liabilities or expenditures;labor disruptions;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities;changes in expenses and required contributions associated with our pension plans;reliance on a limited number of third-party suppliers for raw materials;inability to fund our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   1

THIRD QUARTER FINANCIAL HIGHLIGHTS

CLEARWATER PAPER®

$435 MILLION NET SALES, FLAT VS. Q2'16, **$9 MILLION GAAP OPERATING INCOME**

$34 MILLION ADJUSTED EBITDA[1], AT HIGHER END OF OUTLOOK OF $30 TO $35 MILLION

HIGHEST TISSUE SHIPMENTS AND NET SALES SINCE SALE OF SPECIALTY MILLS IN Q4'14

COMPLETED MAJOR MAINTENANCE AT OUR IDAHO PAPERBOARD FACILITY, $18 MILLION COST

RETURNED $52 MILLION TO SHAREHOLDERS YEAR TO DATE AS PART OF $100 MILLION SHARE BUYBACK PROGRAM AT AVERAGE PRICE OF $46.91 PER SHARE

$12 MILLION OF OPERATING INCOME AND $13 MILLION OF ADJUSTED EBITDA[1] BENEFIT CONTRIBUTION FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN Q3'16, $39 MILLION TOTAL OPERATING INCOME AND $41 MILLION TOTAL ADJUSTED EBITDA[1] SINCE Q1'15

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

2

 Financial Summary (GAAP basis)(Unaudited)  3

Financial Summary (adjusted basis)(Unaudited)  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.3 Adjusted operating margin is defined as Adjusted operating income divided by Net sales.4 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.5 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.6 Non-GAAP measure – See page 17 for the reconciliation to the most comparable GAAP measure...  4

Q3’16 vs. Q2’16Consolidated Adjusted EBITDA1 Bridge  5  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  Price/mix    Lower paperboard pricing, partly offset by higher mix of retail tissue sales  volume    Slightly lower paperboard shipments and lower tissue parent roll shipments, partly offset by higher retail shipments  Pulp    Lower external pulp pricing  transportation    Increased internal inventory shipments to meet peak summer demand  energy    Higher natural gas prices, higher summer electrical rates at Las Vegas  maintenance    Idaho major maintenance outage completed in Q3 and late Q2 Arkansas water wash flowing through the Q3 P&L, higher CPD maintenance investment to drive productivity  Idaho power outage    Net costs incurred due to unplanned power outage at Idaho

Q3’16 vs. Q3’15Consolidated Adjusted EBITDA1 Bridge  6  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  Price/Mix    Lower paperboard pricing, partly offset by higher mix of retail tissue sales  Volume    Slightly lower paperboard shipments, partly offset by higher retail tissue shipments  Pulp/wood fiber    Higher wood prices in Idaho due to increased regional demand  transportation    Improved line haul rates  chemicals    Lower negotiated pricing  energy    Lower natural gas prices  Maintenance    Major maintenance outage at Idaho PPD completed in Q3’16, higher CPD maintenance investment to drive productivity  Wages & Benefits    Wage inflation, partly offset by lower benefits expense  Idaho power outage    Net costs incurred due to unplanned power outage at Idaho

Strategic investment and operational improvement scorecard as of Q3’16  7  Strategic plan announced in Q1’15, expected capex of $237-$249 millionExpected to yield a $97-$127 million operating income increase by 2018Expected to yield a $115-$145 million Adjusted EBITDA1 increase by 2018In addition, assume an annual $10-$15 million of margin pressure    Continuous Digester3  Warehouse Automation4  Other Projects5  Operational Improvements  TOTAL STRATEGIC CAPEX  $148-$158  $40-$42  $49   $0  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure2 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.3 The Continuous Digester is expected to be completed in Q4’17. YTD Q3’16 Adjusted EBITDA contribution is $0.2M.4 2015 and YTD Q3’16 Adjusted EBITDA contributions were $0.6M and $2.7M, respectively.5 2015 and YTD Q3’16 Adjusted EBITDA contributions were $0.4M and $2.3M, respectively..  1  1  FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)2  ADJUSTED EBITDA1  $23-$28  OPERATING INCOME  $21-$26      $34.4

KEY SEGMENT RESULTS – CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments								
Non-Retail (short tons)[1]	21,107	24,744	21,250	23,077	24,358	20,028	18,384	
Retail (short tons)	71,102	71,476	76,856	73,004	75,027	79,095	82,216	
Total Tissue Tons	92,209	96,220	98,106	96,081	99,385	99,123	100,600	
Converted Products (cases in thousands)[2]	13,025	13,125	13,375	12,624	12,990	13,229	13,770	
Sales Price								
Non-Retail ($/short ton)[1]	$1,475	$1,430	$1,530	$1,448	$1,477	$1,496	$1,506	
Retail ($/short ton)	$2,864	$2,846	$2,787	$2,805	$2,784	$2,747	$2,742	
Total Tissue ($/short ton)	$2,546	$2,482	$2,515	$2,479	$2,464	$2,494	$2,516	
Segment net sales ($ in thousands)	$235,176	$239,391	$247,039	$238,288	$245,018	$247,912	$253,319	
Segment GAAP operating income ($ in thousands)	$12,395	$17,032	$15,521	$10,756	$18,390	$18,544	$17,201	
Segment GAAP operating margin	5.3%	7.1%	6.3%	4.5%	7.5%	7.5%	6.8%	
Segment Adjusted EBITDA[3] ($ in thousands)	$26,609	$29,874	$30,791	$25,591	$32,581	$33,280	$30,934	
Segment Adjusted EBITDA margin[4]	11.3%	12.5%	12.5%	10.7%	13.3%	13.4%	12.2%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products. [2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

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Clearwater Paper Tissue Shipmentsand U.S. Retail Tissue Market   9  U.S. Retail Tissue Market ($) (MultiOutlet)1        Category  Private Label  BRANDS  Total          Total RetailTissue Share ($)  25%  75%  100%  % ChangeQ3’16 vs. Q2’16  0.1%  (0.1)%  -%   1 Data Source: IRI Worldwide data through September 11, 2016.

Q3'16 VS. Q2'16 CONSUMER PRODUCTS ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER.

PRICE/MIX	Higher mix of retail tissue sales
VOLUME	Higher retail shipments, partly offset by lower parent roll shipments
PULP	Lower external pulp pricing
TRANSPORTATION	Increased internal inventory shipments to meet peak summer demand
ENERGY	Higher natural gas prices, higher summer electrical rates at Las Vegas
MAINTENANCE	Higher maintenance investment to drive productivity



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$40
$35
$30
$25
$20
$15
$33.3
$2.0
$0.5
$2.0
$1.2
$2.0
$2.9
$0.8
$30.9
Q2'16 Segment Adj. EBITDA[1]
Price/Mix
Volume
Pulp
Transportation
Energy
Maintenance
Other
Q3'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	EXTERNAL PULP	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q3'16 OUTLOOK VERSUS Q2'16	5-10% higher ▲	2-4% lower ▼	Cost / shipped ton: higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly higher ▲	Stable ▶	Stable ▶
Q3'16 ACTUAL VERSUS Q2'16	6% higher ▲	2% higher ▲	Cost / shipped ton: lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: higher ▲	Cost / shipped ton: higher ▲	Cost / shipped ton: higher ▲	Higher ▲	Stable ▶

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

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Key Segment Results – Pulp and Paperboard(Unaudited)  11  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.                   Pulp and PaperboardCross-Cycle Financial Model    Q1’15  Q2’15  Q3’15  Q4’15  Q1’16  Q2’16  Q3’16                        Shipments                  Paperboard (short tons)  191,635  204,983  198,535  201,580  201,340  199,132  196,271    Sales Price                  Paperboard ($/short ton)  $1,031  $997  $979  $956  $952  $948  $927    Segment net sales ($ in thousands)  $198,850  $205,167  $195,183  $193,307  $192,186  $188,759  $182,001    Segment GAAP operating income ($ in thousands)  $16,194  $27,754  $37,446  $39,467  $35,163  $40,032  $9,956    Segment GAAP operating margin  8.1%  13.5%  19.2%  20.4%  18.3%  21.2%  5.5%    Segment Adjusted EBITDA1 ($ in thousands)  $24,421  $34,491  $44,220  $46,268  $41,530  $46,481  $16,486    Segment Adjusted EBITDA margin2  12.3%  16.8%  22.7%  23.9%  21.6%  24.6%  9.1%  19.0%

Clearwater Paper Paperboard Shipments and U.S. Paperboard Market  12  U.S. Paperboard Production3       Category  Clearwater Paper  Other        Total Domestic SBS1 Market Share  14%  86%  Folding  19%  81%  Food Service2  15%  85%  Liquid Packaging  4%  96%  1 Solid Bleached Sulfate.2 Food Service includes cup, plate, dish and tray products.3 Data Source: American Forest and Paper Association Solid Bleached Domestic Production – September YTD 2016.

Q3'16 VS. Q2'16 PULP AND PAPERBOARD ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Lower paperboard pricing and higher mix of commodity grade paperboard sales
VOLUME	Slightly lower paperboard shipments
ENERGY	Higher natural gas pricing
MAINTENANCE	Idaho major maintenance outage completed in Q3, higher maintenance at Arkansas due to timing of water wash impact on P&L
IDAHO POWER OUTAGE	Net costs incurred due to unplanned power outage at Idaho



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$46.5
$2.5
$1.2
$1.0
$22.4
$3.5
$0.6
$16.5
Q2'16 Segment Adj. EBITDA[1]
Price/Mix
Volume
Energy
Maintenance
Idaho Power Outage
Other
Q3'16 Segment Adj. EBITDA[1]

Previous Outlook vs. Segment Actual

	PRICE/MIX	SHIPMENT VOLUMES	WOOD FIBER	CHEMICAL COSTS	OP. & PKG. SUPPLIES	TRANSPORTATION COSTS	ENERGY COSTS	MAINTENANCE	SG&A
Q3'16 OUTLOOK VERSUS Q2'16	0-1% lower ▼	Stable ▶	Cost / shipped ton: higher ▲	Cost / shipped ton: slightly higher ▲	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly higher ▲	Higher ▲	Stable ▶
Q3'16 ACTUAL VERSUS Q2'16	5% lower ▼	3% lower ▼	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: stable ▶	Cost / shipped ton: slightly higher ▲	Higher ▲	Stable ▶

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

13

Clearwater Paper Cross-Cycle Financial Model  14  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

Adjusted Return on Invested Capital1(Unaudited)  15  1 Adjusted Return on Invested Capital (Adjusted ROIC) is defined as [Net Earnings + Interest Expense] / [Tangible Stockholders’ Equity6 + Debt – Excess (Deficit) Cash6] adjusted for non-recurring discrete items. Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.2 2013 Adjusted ROIC Net Earnings was adjusted to remove a benefit of $67.5 million from discrete tax items relating to release of uncertain tax positions.2013 Adjusted ROIC Interest Expense includes debt retirement costs of $17.1 million.3 2014 Adjusted ROIC Net Earnings was adjusted to remove a loss associated with the optimization and sale of the specialty mills totaling $37.0 million after-tax.2014 Adjusted ROIC Interest Expense includes debt retirement costs of $24.4 million. 4 2015 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the sale of the specialty mills totaling $0.9 million after-tax.5 LTM Ending 9/30/16 Adjusted ROIC Net Earnings was adjusted to remove a gain associated with the sale of the specialty mills totaling $1.0 million after-tax and pension settlement costs totaling $2.2 million after-tax.6 Rolling Adjusted ROIC Average is the average percentage of each annual and prior years’ Adjusted ROIC values.

FOURTH QUARTER 2016 OUTLOOK
(COMPARED TO Q3'16)[1]

CLEARWATER PAPER

	CONSUMER PRODUCTS	PULP AND PAPERBOARD	CORPORATE
REVENUE CHANGE	• Lower 6%-8% lower	• Lower 4%-6% lower	
SHIPMENT VOLUMES	• Lower	• Lower	
PRICE/MIX	• Lower	• Lower	
PULP/WOOD FIBER COSTS	• Cost/shipped ton: stable	• Cost/shipped ton: higher	
CHEMICAL COSTS	• Cost/shipped ton: stable	• Cost/shipped ton: higher	
OP. & PKG. SUPPLIES	• Cost/shipped ton: slightly lower	• Cost/shipped ton: stable	
TRANSPORTATION COSTS	• Cost/shipped ton: lower	• Cost/shipped ton: stable	
ENERGY COSTS	• Cost/shipped ton: slightly lower	• Cost/shipped ton: higher	
MAINTENANCE & REPAIRS	• Lower	• Lower due to completion of Idaho major maintenance outage	
SG&A	• Stable	• Stable	• Stable

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.

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Q4’16 Outlook1Reconciliation of Non-GAAP Financial Measures (Unaudited)  17  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.3 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

BRIDGE TO Q4’16 ADJUSTED EBITDA OUTLOOK1,2  18  1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the definition and reconciliation to the most comparable GAAP measure.

Appendix  19

Adjusted Gross Profit& Adjusted SG&AReconciliation of Non-GAAP Financial Measures (Unaudited)  20  1 Gross profit is defined as net sales minus cost of sales.2 Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment Adjusted Operating Income (Loss)Reconciliation of Non-GAAP Financial Measures (Unaudited)  21  1 Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Net Earnings & Adjusted Net Earnings per Diluted common shareReconciliation of Non-GAAP Financial Measures (Unaudited)  22    1 All non-tax items are tax effected at the expected annual rate for that period.2 Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

Adjusted Income Tax ProvisionReconciliation of Non-GAAP Financial Measure (Unaudited)  23  1 Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited)  24  1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

EBITDA & Adjusted EBITDA Reconciliation of Non-GAAP Financial Measures (Unaudited)  25  1 EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings (loss) adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings (loss) computed under GAAP.2 Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Segment EBITDA & Adjusted EBITDA Reconciliation of Non-GAAPFinancial Measures (Unaudited)  26  1 Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP. 2 Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

Return on Invested Capital, Tangible Stockholders’ Equity & Excess Cash Reconciliation of Non-GAAP Financial Measures (Unaudited)  27  1 Non-GAAP measure.2 Tangible stockholders' equity is defined as stockholders’ equity less Goodwill and Intangible assets, net.3 Excess cash is defined as the sum of Cash and Short-term investments less Operating cash1,4.4 Operating cash is defined as a minimum amount of available cash deemed by management to be sufficient to avoid operating disruptions due to a mismatch of cash inflows and outflows during an accounting period.Note: Balance sheet items are as of the end of each period presented.

Reconciliation of GAAP to Non-GAAP: Strategic investments1  28  1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.

Reconciliation of GAAP to Non-GAAP: Strategic investments1  29  1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See Appendix for the definition.

For more information:www.clearwaterpaper.com  30